UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2010

ITC^DeltaCom, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23253	58-2301135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7037 Old Madison Pike Huntsville, Alabama	35806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (256) 382-5900

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)         ITC^DeltaCom, Inc. (the “Company”) held its 2010 annual meeting of stockholders on May 11, 2010. At the annual meeting, the Company’s stockholders voted on a proposal to elect each of eight nominees to the Board of Directors (the “Board”). The proposal is described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2010.

(b)         The final voting results with respect to the sole proposal voted upon at the annual meeting are set forth below. The Company’s stockholders elected each of the eight nominees to the Board for a one-year term.

Nominee	Votes For	Votes Withheld
John Almeida, Jr.	59,425,175	2,312,563
Philip M. Tseng	59,429,193	2,308,545
Randall E. Curran	59,429,193	2,308,545
John J. DeLucca	61,347,622	390,116
Clyde A. Heintzelman	61,343,678	394,060
Michael E. Leitner	59,428,515	2,309,223
Thomas E. McInerney	61,347,628	390,110
Sanjay Swani	61,347,602	390,136

There were no broker non-votes or abstentions in the election of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC^DELTACOM, INC.

Date: May 13, 2010	/s/ J. Thomas Mullis
J. Thomas Mullis
Senior Vice President-Legal and Regulatory
(Duly Authorized Officer)

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